UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

CLICKABLE ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23737	82-0290939
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Madison Avenue, Suite 209, Larchmont, NY	10538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 833-9125

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

On August 29, 2008, the Company’s wholly owned subsidiary , Clickableoil.com, Inc., a Delaware corporation, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (White Plains), petition number 08-25253-ash.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICKABLE ENTERPRISES, INC.

Dated: September 4, 2008	By:	/s/ Nicolas Cirillo Jr.
President